EXHIBIT 10.1

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                            WORLDWIDE EQUIPMENT CORP.


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                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                            WORLDWIDE EQUIPMENT CORP.

         Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act (the "Act"), WORLDWIDE EQUIPMENT CORP, Charter No. P93000043191 filed on June 14, 1993, adopts the following Articles of Amendment to its Articles of Incorporation:

         I. The Amendment to the Articles of Incorporation set forth below was adopted by all of the Directors of the Corporation, on January 17, 2001 in the manner prescribed by Section 607.1005 of the Act. Shareholder action was not required.

         II. Whereas, by virtue of the authority contained in its Articles of Incorporation, the Corporation has authority to issue one million (1,000,000) shares of preferred stock, the designation and amount thereof and series, together with the powers, preferences, rights, qualifications, limitations or restrictions thereof, to be determined by the Board of Directors pursuant to the applicable laws of the State of Florida. The following shall be added to Article Three of the Articles of Incorporation of the Corporation and shall be inserted at the end of Article Three:

                                  ARTICLE THREE
                                PREFERRED SHARES
                            SERIES B PREFERRED STOCK

         1.  DESIGNATION.  The shares of such series of Preferred Stock shall be
designated  "Series  B  Cumulative   Accelerating  Redeemable  Preferred  Stock"
(referred to herein as the "Series B Stock").

         2. AUTHORIZED NUMBER. The authorized number of shares constituting the Series B Stock shall be one thousand (1,000).

         3. RANKING. The Series B Stock shall rank, as to dividends and upon liquidation, dissolution, winding-up or otherwise, senior and prior to the Common Stock and to all other classes or series of stock issued by the Corporation, other than with respect to the Corporation's Series C Cumulative Accelerating Redeemable Preferred Stock (the "Series C Stock"), the Corporation's Series D Cumulative Accelerating Redeemable Preferred Stock (the "Series D Stock"), and the Corporation's Series E Cumulative Accelerating Redeemable Preferred Stock (the "Series E Stock"). The Series B Stock will rank, as to upon dividends, liquidation, dissolution, winding-up and otherwise, pari passu with the Series C Stock and Series D Stock. The Series B Stock will rank as to liquidation, dissolution, winding-up and otherwise pari passu with the Series E Stock; provided, however, the Series B Stock will rank senior and prior to the Series E Stock as to any dividends provided for in the Series B Stock. (All equity securities of the Corporation to which the Series B Stock ranks

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prior,  whether  with respect to  dividends  or upon  liquidation,  dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "JUNIOR SECURITIES"; all equity securities of the Corporation with which the Series B Stock ranks on a parity (including the Series C Stock and the Series D Stock as to liquidation, dissolution, winding-up or dividends, and as to the Series E stock in liquidation, dissolution or winding-up, but not as to dividends), are collectively referred to herein as "PARITY SECURITIES.") The Corporation shall not have or create any class of stock ranking on parity with, or senior to, the Series B Stock without the affirmative vote of the holders of a majority of the shares of Series B Stock, voting separately as a class.

         4.       DIVIDENDS.

                  (A) DIVIDEND ACCRUAL AND PAYMENT. From and after the date of issuance of the Series B STOCK (THE "ORIGINAL ISSUE DATE" ), compounding cumulative cash dividends shall accrue on the shares of Series B Stock at the initial annual rate (subject to reset in accordance with Section 4(d) hereof) of 5.0% per share (expressed as a percentage of the $2,500 per share liquidation preference set forth in Section 5(a) hereof plus, as described below, the amount of arrearages in the payment of dividends (THE "DIVIDEND RATE"). The holders of shares of Series B Stock shall be entitled to receive such dividends when and as declared by the Board, in cash, out of assets legally available for such purpose, quarterly in arrears on the tenth (10th) day OF May, August, November and February of each year (each of such dates being a "DIVIDEND PAYMENT DATE"), commencing May 10, 2001. Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board at the time such dividend is declared, provided, however, that such date shall not be more than sixty (60) nor less than ten (10) days prior to the applicable Dividend Payment Date. Dividends on the Series B Stock shall be compounding cumulative so that if, for any dividend accrual period, cash dividends at the rate hereinabove specified are not declared and paid or set aside for payment, the amount of accrued but unpaid dividends shall accumulate and shall be added to the dividends payable for subsequent dividend accrual periods and upon any redemption of shares of Series B Stock and the amount of such arrearages shall, for purposes of calculating the amount of dividends accruing after such arrearage occurs, be added to the amount upon which dividends accrue. If the Original Issue Date is on a date which does not coincide with a Dividend Payment Date, then the initial dividend accrual period applicable to such shares shall be the period from the Original Issue Date to the Dividend Payment Date which next occurs after the Original Issue Date. If the date fixed for payment of a final liquidating distribution on any shares of Series B Stock, or the date on which any shares of Series A Stock are redeemed, does not coincide with a Dividend Payment Date, then subject to the provisions hereof relating to such payment or redemption, the final dividend accrual period applicable to such shares shall be the period from whichever of May, August, November or February most recently precedes the date of such payment or redemption through the effective date of such payment or redemption. The rate at which dividends are paid shall be adjusted for any combinations or divisions or similar recapitalizations affecting the shares of Series B Stock. So long as any shares of Series B Stock are outstanding, (i) the amount of all dividends paid with respect to the shares of Series B Stock pursuant to this Section 4(a) shall be paid pro rata to the holders entitled thereto and (ii) holders of shares of Series B Stock shall be entitled to receive the dividends provided for in this
Section 4(a) in preference to and in priority over any dividends upon any Junior Securities.

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                  (B)  DIVIDEND   LIMITATION  ON  PARITY  SECURITIES.   No  full
dividends shall be declared by the Board or paid or set apart for payment by the Corporation on any Parity Securities for any period unless full compounding cumulative dividends have been or contemporaneously are declared an paid or declared an a sum set apart sufficient for such payment on Series B Stock for all dividend payment periods terminating on or prior to the date of payment of such full dividends on such Parity Securities. If any dividends are not paid in full, as aforesaid, upon the shares of the Series B Stock and any Parity Securities, all dividends declared upon shares of Series B Stock and any Parity Securities shall be declared pro rata so that the amount of the dividends declared per share of Series B Stock and such Parity Securities shall in all cases bear to each other the same ration that accrued and unpaid dividends per share on Series B Stock and such Parity Securities bear to each other.

                  (C) DIVIDEND LIMITATION ON JUNIOR SECURITIES. So long as any shares of Series B Stock are outstanding, the Corporation shall not declare, pay or set apart for payment, any dividend on any Junior Securities or make any payment on account of, or set apart for payment, money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any Junior Securities or any warrants, rights, calls or options exercisable or exchangeable for or convertible into any Junior Securities, or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends payable in Junior Securities to the holder of Junior Securities), unless prior to, or concurrently with, such declaration, payment, setting apart for payment, purchase, redemption (or other retirement) or distribution, as the case may be, all accrued and unpaid dividends on the shares of Series B Stock not paid on the dates provided for in Section 4(a) hereof shall have been paid in full in cash.

                  (D) DIVIDENDS ON FRACTIONAL SHARES. Each fractional share of Series B Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series B Stock pursuant to Section 4(a) hereof, and all such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared), and shall be payable in the same manner and at such times as provided for in Section 4(a) hereof with respect to dividends on each outstanding share of Series B Stock.

                  (E)      DIVIDEND RATE ADJUSTMENT.

                                    (i)  If  Corpus  Christi  Acquisition,   LLC
                  ("CCA"), a wholly-owned subsidiary of the Corporation formed to acquire substantially all of the assets of Corpus Christi Oncology Associates, LLC, achieves, during any period consisting of any four consecutive fiscal quarters, EBITDA (as defined below) of $1.0 million or more (THE "EBITDA THRESHOLD"), then, from and after the first day of the first month following the last month included in the first such period of four consecutive fiscal quarters, the Dividend Rate shall increase to 9% per share, subject to future adjustment as described in (e)(ii) below. For purposes of this Section 4, the following terms shall have the meanings set forth below.

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                                    "EBITDA" means, for CCA for any period,  the
                  Net Income (Loss) of CCA for such period taken as a single accounting period, plus (a) the sum of the following amounts for such period determined in conformity with GAAP to the extent included in the determination of such Net Income (Loss)
                  (without   duplication):   (i)  depreciation   expense,   (ii)
                  amortization expense, (iii) Net Interest Expense, (iv) income tax expense, (v) extraordinary losses and (vi) non-recurring non-cash write-offs to the extent that such write-offs do not require any present or future cash expenditures less (b) the sum of the following amounts for such period determined in
                  conformity   with  GAAP  to  the   extent   included   in  the
                  determination of such Net Income (Loss) (without duplication):
                  (i) extraordinary gains, (ii) the Net Income (Loss) of any other person that is accounted for by the equity method of accounting except to the extent of the amount of dividends or distributions received by CCA, and (iii) the Net Income (Loss) of any other person acquired by CCA in a transaction accounted for as a pooling of interests for any period prior to the date of such acquisition.

                                    "GAAP" means generally  accepted  accounting
                  principles and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession that are applicable to the circumstances as of the date of determination.

                                    "NET  INCOME  (LOSS)"  means for any period,
                  the aggregate of net income (or loss) of CCA for such period determined in conformity with GAAP; provided, however, that in determining Net Income (or Loss), the maximum aggregate amount of expenses and charges arising from the allocation of corporate overhead and management fees charged to CCA by the Corporation (or any of its affiliates), shall be an amount equal to five percent (5%) of CCA's gross income (after contractual allowances, adjustments and write-offs) for such period.

                                    "NET INTEREST  EXPENSE"  means,  for CCA for
                  any period, gross interest expense of CCA for such period determined in conformity with GAAP, less the following for CCA determined in conformity with GAAP: (a) the sum of (i) interest capitalized during construction for such period; (ii) interest income for such period, and (iii) gains for such period on interest rate contracts (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), plus the following for CCA determined in conformity with GAAP: (b) the sum of (i) losses for such period on interest rate contracts (to the extent not included in such gross interest expense), and (ii) the amortization of up front costs or fees for such period associated with interest rate contracts (to the period associated with interest rate contracts (to the extent not included in gross interest expense).


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                           (ii) In  addition  to any  Dividend  Rate  adjustment
                  pursuant to Section 4(e)(i) above, if all the outstanding shares of Series B Stock are not redeemed or converted on or prior to the fifth anniversary of the Original Issue Date, the Dividend Rate, from and after such fifth anniversary, shall be 20% per share.

         5.       LIQUIDATION.

                  (A) LIQUIDATION PROCEDURE. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series B Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $2,500 per share of Series B Stock, representing the liquidation preference per share of the Series B Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series B Stock) (the "SERIES B STOCK ISSUE PRICE"), plus (ii) all accrued and unpaid dividends on the Series B Stock to such date (together with the series b stock issue price, the "LIQUIDATION PAYMENTS"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series B Stock and any Parity Securities shall be insufficient to permit payment in full to the holders of shares of Series B Stock and any Parity Securities of the distributions to which they are entitled, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holder of outstanding shares of Series B Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full. A consolidation or merger of the Corporation with or into any other corporation or corporations or other entity (other than a merger in which the Corporation is the survivor and the stockholders of the Corporation prior to such merger own more than a majority of the voting securities of the Corporation following such merger), a transaction or a series of related transactions in which the stockholders of the Corporation transfer a majority of the voting securities of the Corporation to any person or a sale, lease or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the Corporation as those terms are used in this SECTION 5; provided, however, that no such consolidation, merger, transaction or series of related transactions that is approved in accordance with Section 11 hereof shall be deemed to be a liquidation, dissolution or winding up of the Corporation. The Corporation shall provide to holders of shares of Series B Stock thirty (30) days' prior written notice of any such sale, conveyance, exchange, transfer, consolidation or merger.

                  (B) REMAINING ASSETS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of shares of Series B Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Junior Securities in accordance with their respective terms.

                  (C) NOTICE OF LIQUIDATION. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail,

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postage prepaid, not less than thirty (30) days prior to the payment date stated
therein, to each holder of record of shares of Series B Stock at his post office addresses as shown by the records of the Corporation.

                  (D) FRACTIONAL SHARES. The Liquidation Payments with respect to each outstanding fractional share of Series B Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series B Stock.

         6. CONVERSION. The holders of shares of Series B Stock and the Corporation shall have the conversion rights set forth below.

                  (A) CONVERSION. Subject to the limitations set forth below, each share of the Series B Stock shall be convertible at any time in whole but not in part, unless previously redeemed, at the option of the holder of record thereof, and, subject to the provisions of the last sentence of this Section 6(a), at the option of the Corporation, into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing
(i) the aggregate liquidation preference of the share of Series B Stock being converted by (ii) the Holder Conversion Price or the Corporation Conversion Price, as applicable (as such terms are defined in Section 6(b) below) then in effect upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series B Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify  the  Corporation  from  any  losses  incurred  by  it  in  connection therewith. After the fifth anniversary of the Original Issue Date, the Corporation shall be entitled to exercise its right to convert the Series B Stock as set forth herein provided that (x) within ninety (90) days of the fifth anniversary of the Original Issue Date, the Corporation gives notice of its election to convert the Series B Stock and (y) within the first five years of the Original Issue Date (or, if greater, the conclusion of twenty (20) consecutive fiscal quarters after the Original Issue Date) the EBITDA Threshold has not been achieved during any period consisting of any consecutive four fiscal quarters.

                  (B) CONVERSION PRICE; CONVERTED SHARES. The initial conversion price of each share of the Series B Stock being converted (x) at the option of the holder of record thereof shall be equal to ninety percent (90%) of the average of the Fair Market Value (as defined below) of the Common Stock for the twenty (20) consecutive trading days immediately preceding the date notice of conversion is received by the corporation (the "HOLDER CONVERSION PRICE") and
(y) at the option of the Corporation shall be equal to the greater of(i) the average of the Fair Market Values for the Common Stock for the twenty (20) consecutive trading days immediately preceding the date notice of conversion is given by the Company and (ii) $10.00 per share (the "FIXED CONVERSION PRICE") (the "CORPORATION CONVERSION PRICE"). The Corporation Conversion Price, as it may be adjusted pursuant to the terms of Section 7, and the Holder Conversion Price are referred to collectively as the "CONVERSION PRICE"). If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series B Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the applicable Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series B Stock which have been

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converted  shall be cancelled and all dividends on converted  shares of Series B
Stock shall cease to accrue and the certificates representing shares of Series B Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series B Stock are convertible, plus (ii) cash payable for any fractional share, plus (iii) all accrued but unpaid dividends relating to such shares of Series B Stock through the date of conversion. Upon the conversion of shares of Series B Stock as provided in this
Section 6, the Corporation shall promptly pay all amounts described in the previous sentence to the holder of the shares of Series B Stock being converted. The Board shall at all times, so long as any shares of Series B Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

                  AS USED HEREIN, "FAIR MARKET VALUE" means, with respect to a share of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price per share as reported on such exchange or Market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation per share for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ, the average of the last reported bid and asked quotation per share for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any such listing or trading, the Board shall determine in good faith the per share fair value of the Common Stock, which determination shall be set forth in a certificate of the Secretary of the Corporation. If holders representing a majority of the outstanding shares of Series B Stock object to such determination, such holders shall notify the Corporation in writing within twenty (20) days of the delivery of such determination to the holders of the Series B Stock, specifying in reasonable detail their objections or changes within twenty (20) days of the delivery to the Corporation of the foregoing objection notice. If the Corporation and such holders representing a majority of the outstanding shares of the Series B Stock shall fail to reach an agreement with respect to all objections or changes, then the Corporation shall engage an independent investment bank or appraisal firm reasonably acceptable to such holders to deliver an opinion as to the fair value of the Common Stock, which amount shall be determined without taking into account any minority or liquidity discount. A copy of such opinion shall be promptly provided to the holders of the Series B Stock.

                  (C) MECHANICS OF CONVERSION. In the case of a conversion at the option of the holder of record thereof, before any holder of Series B Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series B Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate of certificates for shares of Common Stock are to be issued. In the case of a conversion at the option of the Corporation, before any holder of Series B Stock shall be entitled to receive the shares of Common Stock to which it is entitled, it shall

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surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series B Stock. The Corporation shall, as soon as practicable thereafter and in any case within five (5) business days of the Corporation's receipt of the notice of conversion (in the case of a conversion at the option of the holder) and such duly endorsed certificate or certificates, issue and deliver at such office to such holder of Series B Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid; provided that such holder or nominee(s), as the case may be, shall be deemed to be the owner of record of such Common Stock as of the date that written notice is given to the Corporation of such holder's properly completed and executed election to convert and the surrender of the certificates representing the Series B Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent (or an indemnification agreement as set forth in Section 6(c) hereof in case such certificates have been lost, stolen or destroyed). A certificate or certificates will be issued for the remaining shares of Series B Stock in any case in which fewer than all of the shares of Series B Stock represented by a certificate are converted.

                  (D) ISSUE TAXES. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series B Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

                  (E) VALID ISSUANCE. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

         7. ADJUSTMENT OF FIXED CONVERSION PRICE. The number and kind of securities issuable upon the conversion of the Series B Stock and the Fixed Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

                  (A) REORGANIZATION. RECLASSIFICATION. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in Section 7(b) or 7(c) below, each share of Series B Stock shall, after such reorganization, share exchange or reclassification, be convertible at the option of the Corporation into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series B Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series B Stock immediately prior to such reorganization, share exchange or reclassification.

                  (B) CONSOLIDATION, MERGER. In the event of a merger or consolidation to which the Corporation is a party, each share of Series B Stock shall, after such merger or consolidation, be convertible at the option of the Corporation into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series B Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series B Stock immediately prior to such consolidation or merger plus all accrued and unpaid dividends on such shares of Series B Stock through the conversion.

                  (C) SUBDIVISION OR COMBINATION OF SHARES. In case outstanding shares of Common Stock shall be subdivided, the Fixed Conversion Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of shares of Common Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Common Stock shall be combined, the Fixed Conversion Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of shares of Common Stock for the purpose of so combining, whichever is earlier.

                  (D) STOCK DIVIDENDS. In case shares of Common Stock are issued as a dividend or other distribution on the Common Stock (or such dividend is declared), the Fixed Conversion Price shall be adjusted, as of the date a record is taken of the holders of shares of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to that price determined by multiplying the Fixed Conversion Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Corporation shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (E) ISSUANCE OF SHARES OF COMMON STOCK BELOW FAIR MARKET VALUE. If the Corporation shall, at any time or from time to time, issue any Common Stock (which term, for purposes of this subsection (e), shall be deemed to include all other securities exchangeable or exercisable for, or convertible into, Common Stock, or options to purchase or other rights to subscribe for such exchangeable or convertible securities), in each case other than Excluded Stock (as defined below), for no consideration or for a consideration per share less than the Fair Market Value for such Common Stock for the date immediately prior to such issue (A "DILUTIVE ISSUANCE"), then in such event, the Fixed Conversion Price in effect immediately prior to each such Dilutive Issuance shall be reduced, concurrently with each such issue, to a price equal to the Fixed Conversion Price in effect immediately prior to such event multiplied by the quotient obtained by dividing (i) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such Dilutive Issuance plus (y) the aggregate number of shares of Common Stock which the aggregate consideration received (or deemed to have been received) by the Corporation for the total number of shares of Common Stock issued in such Dilutive Issuance would purchase at the Fair Market Value immediately prior to such Dilutive Issuance by (ii) the total number of shares of Common Stock outstanding immediately after such Dilutive Issuance.

For the purposes of any adjustment of the Fixed Conversion Price pursuant to this subsection (e), the following provisions shall be applicable:

                                    (A) In case of the  issuance of Common Stock
                           for consideration in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor, plus the value of any property other than cash received by the Corporation as determined in accordance with clause (B) below.

                                    (B) In case of the  issuance of Common Stock
                           for consideration in whole or in part in property or consideration other than cash, the value of such property or consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board, irrespective of any accounting treatment.

                                    (C) In case of the issuance of(x) options to
                           purchase or rights to subscribe for Common Stock, (y) securities convertible into or exchangeable for Common Stock or (z) options to purchase or rights to subscribe for such convertible or exchangeable securities: (I) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase, or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clauses (A) and (B) above), if any, received by the Corporation upon the issuance of such options or rights plus the purchase price provided in such options or rights for the shares of Common Stock covered thereby; (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase, or rights to subscribe for, such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (determined in the manner provided in clauses (A) and (B) above); and (3) on the
                           expiration   of  any   right  or  option  or  on  the
                           termination of any right to convert or exchange any convertible or exchangeable securities, the Fixed

                           Conversion Price then in effect shall thereupon be readjusted to the Fixed Conversion Price as would have been in effect had the adjustment made upon the granting or issuance of such rights or options or convertible or exchangeable securities been made upon the basis of the issuance or sale of only the number of shares of Common Stock actually issued upon the exercise of such options or rights or upon the conversion or exchange of such convertible or exchangeable securities.

                           As used  herein,  "EXCLUDED  SHARES"  shall  mean (i)
shares of Common Stock issued upon conversion of, or distributions with respect to, (i) any Series B Stock; (ii) shares of Common Stock issued upon exercise, exchange or conversion of any securities of the Corporation outstanding as of the Original Issue Date; (iii) shares of Common Stock issued in transactions described in Section 7(a), (b) or (c), and (IV) shares of common stock issued under employee benefit plans of the corporation (THE "PLANS").

                  (F) EXTRAORDINARY DIVIDENDS. In case the Corporation shall fix a record date for the making of a dividend or distribution to all holders of Common Stock of capital stock (other than Common Stock), evidences of indebtedness, assets, or rights, options or warrants to subscribe for, or other securities convertible into or exercisable or exchangeable for, capital stock (excluding any cash dividends), then in each such case the Fixed Conversion
Price shall be adjusted so that after such record date the Fixed Conversion Price shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such record date by a fraction of which the numerator shall be the Fair Market Value per share of Common Stock on such record date less the fair market value (as determined in good faith by the Board) of the portion of the capital stock, evidences of indebtedness, assets or rights, options or warrants so distributed with respect to each share of Common Stock and the denominator of which shall be the Fair Market Value per share of Common Stock on such record date. Such adjustment shall be made whenever any such extraordinary dividend is made, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such extraordinary dividend.

                  (G)      OTHER  PROVISIONS   APPLICABLE  TO  ADJUSTMENT  UNDER
THIS SECTION. The following provisions will be applicable to the adjustments in the Fixed Conversion Price as provided in this Section 7:

                           (I) MINIMUM  ADJUSTMENT.  No  adjustment of the Fixed
                  Conversion Price shall be MADE IF the amount of any such adjustment would be an amount less than one percent (1%) of the Fixed Conversion Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

                           (II) CERTAIN ADJUSTMENTS. The Fixed Conversion Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

                  (H) NOTICES OF ADJUSTMENTS. Whenever the Fixed Conversion Price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted the Fixed Conversion Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Fixed Conversion Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the recordholders of shares of Series B Stock.

         8.       REDEMPTION.

                  (A) REDEMPTION BY THE CORPORATION. The Series B Stock may be redeemed, at the option of the Corporation upon not less than thirty (30) days' prior written notice, in whole or in part, at a price per share equal to one hundred percent (100%) of the Series B Stock Issue Price plus all accrued and unpaid dividends to the date of redemption (the date the Corporation redeems the Series B Stock, whether at the option of the Corporation pursuant to this
Section 8(a), at the option of any holder of Series B Stock pursuant to Section 8(b) or upon an initial public offering pursuant to Section 8(c) below, is referred to herein as the "REDEMPTION DATE") provided that the holders of the Series B Stock shall be able to exercise the conversion rights described in
Section 6 hereof at any time prior to the Redemption Date.

                  (B) REDEMPTION UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of any Series B Stock Event of Default (as defined in Section 8(e) below), any holder of shares of Series B Stock shall have the right to require (by written notice delivered to the corporation (the "HOLDERS' REDEMPTION DEMAND"), within sixty (60) days after such holder or holders' receipt of the Series B Stock Event of Default Notice (as defined in Section 8(e) below)), the Corporation to redeem no later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand all or any portion of the Series B Stock owned by such holder or holders at a price per share equal to one hundred percent (100%) of the Series B Stock Issue Price, plus all accrued and unpaid dividends on the shares of Series B Stock to be so redeemed to the Redemption Date. In the event that the Holders' Redemption Demand is made by less than all of the holders of shares of the Series B Stock, the Corporation shall give written notice of such Holders' Redemption Demand to the other holders of shares of Series B Stock, which notice shall (i) state the Redemption Date, which date should be not later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand, and (ii) be given at least ten (10) days prior to such Redemption Date. Upon the giving of such notice, each holder of shares of Series B Stock may demand redemption of all or any portion of such holder's Series B Stock by mailing written notice thereof to the corporation at least five (5) days prior to the Redemption Date. The Corporation will redeem all shares of Series A Stock as to which rights under this subsection have been exercised within thirty (30) days after receipt of the Holders' Redemption Demand.

                  (C) REDEMPTION UPON AN INITIAL PUBLIC OFFERING. Upon the closing of an underwritten public offering of Common Stock by means of a registration statement filed by the Corporation under the Securities Act of 1933, as amended, which offering does not exclusively relate to securities under an employee stock option, bonus or other compensation plan, and yields cash proceeds to the Corporation of not less than $15,000,000 (net of underwriting discounts and other expenses and including proceeds received by the Corporation upon exercise of any over-allotment option by underwriters), the Corporation shall redeem, for cash, all of the then outstanding shares of Series A Stock at a price per share equal to one hundred percent (100%) of the Series B Stock Issue Price plus an amount equal to all unpaid dividends accrued thereon to the Redemption Date. The Corporation shall provide to the holders of shares of Series B Stock prior written notice of any such underwritten public offering thirty (30) days prior to the estimated date such offering will be consummated.

                  (D) REDEMPTION PROCEDURE. On or prior to the Redemption Date, the Corporation shall deposit the Series B Stock Issue Price plus an amount equal to all accrued and unpaid dividends on all outstanding shares of series b stock to be so redeemed to the redemption date (the "REDEMPTION PRICE") with a bank or trust corporation having aggregate capital and surplus in excess of $500,000,000 as a trust fund for the benefit of the holders of shares of Series B Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series B Stock to be redeemed. If the Corporation makes such deposit in full, from and after the Redemption Date, all rights of the holders of shares of Series B Stock as holders of shares of Series B Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series B Stock being redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not make such deposit in full, all rights of the holders of shares of Series B Stock being redeemed as holders of shares of Series B Stock shall not cease as to any share until payment in full of the Redemption Price for such share being redeemed and until such time such share shall remain outstanding and shall be entitled to all the rights and preferences provided herein. If on the Redemption Date the funds of the Corporation legally available for redemption of shares of Series B Stock are insufficient to redeem the total number of shares of Series B Stock and Parity Securities required to be redeemed on such date, then the Corporation will use those funds which are legally available therefor to redeem the maximum possible number of shares of Series B Stock and Parity Securities ratably among the holders of such securities to be redeemed based upon their holdings of Series B Stock and Parity Securities, as applicable. Payments shall first be applied against accrued and unpaid dividends and thereafter against the remainder of the Redemption Price. The shares of Series B Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B Stock, such funds will immediately be used to redeem the balance of the shares of Series B Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any Junior Securities, unless the Redemption Price of all shares of Series B Stock to be redeemed shall have been paid in full.

                  (E) EVENTS OF DEFAULT. A "SERIES B STOCK EVENT OF DEFAULT" shall be deemed to occur if:

                           (i) the Corporation  fails to pay any dividend on the
                  Series B Stock in the amounts contemplated by Section 4 hereof on any Dividend Payment Date, and such failure continues for a period of thirty (30) days after the applicable Dividend Payment Date; or

                           (ii)  the   Corporation   defaults   in  making   any
                  redemption payment that it is obligated to make hereunder; whether or not such payment is legally permissible or conflicts with any other agreement to which the Corporation or any of its subsidiaries is a party or by which any of its or their respective assets are bound; or

                           (iii) the Corporation or any of its subsidiaries which would be a "significant subsidiary" pursuant to Article 1-02 of Regulation S-X ("MATERIAL SUBSIDIARY") pursuant to or within the meaning of any law under Title 11 of the U.S. Code or any similar Federal, state or foreign law for the relief of debtors ("BANKRUPTCY LAW"):

                  (A) commences a voluntary case or proceeding with respect to itself,

                  (B)               consents to the entry of an order for relief
                                    against  it  in  an   involuntary   case  or
                                    proceeding,

                  (C) consents to the appointment of a receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law ("Custodian") of it or for all or any material part of its property,

                  (D) makes a general assignment for the benefit of its creditors,

                  (E)               consents to or acquiesces in the institution
                                    of  bankruptcy  or  insolvency   proceedings
                                    against it,

                  (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally, or

                  (G)               takes any corporate action in furtherance of
                                    or   to   facilitate,    conditionally    or
                                    otherwise, any of the foregoing; or

                           (iv) a court of competent jurisdiction enters a decree, judgment or order under any Bankruptcy Law that:

                  (A) is for relief against the Corporation or any Material Subsidiary of the Corporation in an involuntary case or proceeding,

                  (B) appoints a Custodian of the Corporation or of any Material Subsidiary of the Corporation for all or substantially all of its properties, or

                  (C) orders the winding up or liquidation of the Corporation or of any Material Subsidiary of the Corporation, and in each case the order or decree remains unstayed and in effect for sixty (60) days.

                  If a Series B Stock Event of Default occurs and is continuing, in addition to any other notices required pursuant to this Certificate, the Corporation must, within thirty (30) days after the occurrence of such Series B Stock Event of Default, give to the holders of shares of Series B Stock notice of such Series B Stock Event of Default, including a reasonably detailed description of the events causing such Series B Stock Event of Default, and the actions proposed to be taken by the Corporation in response thereto.

                  (F) FAILURE TO REDEEM. If the Corporation shall fail at any time to discharge its obligation to redeem shares of Series B Stock pursuant to
Section 8(b) or (c) (a "Mandatory Redemption Obligation"), such Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and for so long as any Mandatory Redemption Obligations shall not fully be discharged, the Corporation shall not (i) directly or indirectly, purchase, redeem or discharge any mandatory redemption, sinking fund or other similar obligation in respect of any Parity Securities or any warrants, rights or options exercisable for or convertible into any Parity Securities (except in connection with a mandatory redemption, sinking fund or other similar obligation to be satisfied pro rata with any Mandatory Redemption Obligation relating to the Series A Stock) or (ii) declare or pay any dividend or make any distribution on, or, directly or indirectly, purchase, redeem or discharge any such mandatory redemption, sinking fund or other similar obligation in respect of any Junior Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities.

         9. SHARES TO BE RETIRED. All shares of the Series B Stock redeemed, exchanged or purchased by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock and may thereafter be redesignated and reissued as Preferred Stock other than Series B Stock; provided, however that no such shares may thereafter be issued by the Corporation with rights or privileges ranking on a parity with, or senior to, the Series B Stock without the affirmative vote of the holders of a majority of the shares of the Series B Stock, voting separately as a class.

         10. VOTING RIGHTS; COVENANTS IN CERTAIN CIRCUMSTANCES. The holders of shares of Series B stock shall not be entitled to any voting rights, except as otherwise provided herein or by applicable law. In addition to the other voting rights of the holders of the Series B Stock specified herein, for so long as any shares of Series B Stock are outstanding, the Corporation will not, and it will cause its subsidiaries not to, without the affirmative vote, or the written consent pursuant to the Florida General Corporation Law, of the holders of a majority of the outstanding shares of Series B Stock:

                  (a) amend, waive or repeal any provisions of, or add any provision to, (i) this Certificate or (ii) any provision of the Certificate of Incorporation or By-Laws of the Corporation or any other certificate of designation filed with the Secretary of State of Florida by the Corporation in a manner that would adversely effect or impair the rights of the holders of the Series B Stock;

                  (b) merge or consolidate with any other corporation, other than a merger in which the Corporation is the survivor and the stockholders of the Corporation immediately prior thereto continue to represent at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or

                  (c) sell or dispose of all or substantially all of the Corporation's assets.

SERIES C PREFERRED STOCK

         1.  DESIGNATION.  The shares of such series of Preferred Stock shall be
designated  "Series  C  Cumulative   Accelerating  Redeemable  Preferred  Stock"
(referred to herein as the "SERIES C STOCK").

         2. AUTHORIZED NUMBER. The authorized number of shares constituting the Series C Stock shall be one thousand (1 ,000).

         3. RANKING. The Series C Stock shall rank, as to dividends and upon liquidation, dissolution, winding-up or otherwise, senior and prior to the Common Stock and to all other classes or series of stock issued by the Corporation, other than with respect to the Corporation's Series B Cumulative Accelerating Redeemable Preferred Stock (the "Series B Stock"), the Corporation's Series D Cumulative Accelerating Redeemable Preferred Stock (the "Series D Stock"), and the Corporation's Series E Cumulative Accelerating Redeemable Preferred Stock (the "Series E Stock"). The Series C Stock will rank, as to upon dividends, liquidation, dissolution, winding-up and otherwise, pari passu with the Series B Stock and Series D Stock. The Series C Stock will rank as to liquidation, dissolution, winding-up and otherwise pari passu with the Series E Stock; provided, however, the Series C Stock will rank senior and prior to the Series E Stock as to any dividends provided for in the Series C Stock. (All equity securities of the Corporation to which the Series C Stock ranks prior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "JUNIOR SECURITIES"; all equity securities of the Corporation with which the Series C Stock ranks on a parity (including the Series B Stock and the Series D Stock as to liquidation, dissolution, winding-up or dividends, and as to the Series E stock in liquidation, dissolution or winding-up, but not as to dividends), are collectively referred to herein as "PARITY SECURITIES.") The Corporation shall not have or create any class of stock ranking on parity with, or senior to, the Series C Stock without the affirmative vote of the holders of a majority of the shares of Series C Stock, voting separately as a class.

         4.       DIVIDENDS.

                  (A) DIVIDEND ACCRUAL AND PAYMENT. From and after the date of issuance of the Series C Stock (the "ORIGINAL ISSUE DATE" ), compounding cumulative cash dividends shall accrue on the shares of Series C Stock at the initial annual rate (subject to reset in accordance with Section 4(d) hereof) of 9.0% per share (expressed as a percentage of the $5,000 per share liquidation preference set forth in section 5(a) hereof plus, as described below, the amount of arrearages in the payment of dividends (THE "DIVIDEND RATE"). The holders of shares of Series C Stock shall be entitled to receive such dividends when and as declared by the Board, in cash, out of assets legally available for such purpose, quarterly in arrears on the tenth (10th) day of May, August, November and February of each year (each of such dates being a "DIVIDEND PAYMENT DATE"), commencing May 10, 2001. Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board at the time such dividend is declared, provided, however, that such date shall not be more than sixty (60) nor less than ten (10) days prior to the applicable Dividend Payment Date. Dividends on the Series C Stock shall be compounding cumulative so that if, for any dividend accrual period, cash dividends at the rate hereinabove specified are not declared and paid or set aside for payment, the amount of accrued but unpaid dividends shall accumulate and shall be added to the dividends payable for subsequent dividend accrual periods and upon any redemption of shares of Series C Stock and the amount of such arrearages shall, for purposes of calculating the amount of dividends accruing after such arrearage occurs, be added to the amount upon which dividends accrue. If the Original Issue Date is on a date which does not coincide with a Dividend Payment Date, then the initial dividend accrual period applicable to such shares shall be the period from the Original Issue Date to the Dividend Payment Date which next occurs after the Original Issue Date. If the date fixed for payment of a final liquidating distribution on any shares of Series C Stock, or the date on which any shares of Series C Stock are redeemed, does not coincide with a Dividend Payment Date, then subject to the provisions hereof relating to such payment or redemption, the final dividend accrual period applicable to such shares shall be the period from whichever of May, August, November or February most recently precedes the date of such payment or redemption through the effective date of such payment or redemption. The rate at which dividends are paid shall be adjusted for any combinations or divisions or similar recapitalizations affecting the shares of Series C Stock. So long as any shares of Series C Stock are outstanding, (i) the amount of all dividends paid with respect to the shares of Series C Stock pursuant to this Section 4(a) shall be paid pro rata to the holders entitled thereto and (ii) holders of shares of Series C Stock shall be entitled to receive the dividends provided for in this
Section 4(a) in preference to and in priority over any dividends upon any Junior Securities.

                  (B) DIVIDEND LIMITATION ON PARITY SECURITIES. No full dividends shall be declared by the Board or paid or set apart for payment by the Corporation on any Parity Securities for any period unless full compounding cumulative dividends have been or contemporaneously are declared and paid or declared and a sum set apart sufficient for such payment on the Series C Stock for all dividend payment periods terminating on or prior to the date of payment of such full dividends on such Parity Securities. If any dividends are not paid in full, as aforesaid, upon the shares of Series C Stock and any Parity Securities, all dividends declared upon shares of Series C Stock and any Parity Securities shall be declared pro rata so that the amount of the dividends declared per share of Series C Stock and such Parity Securities shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the Series C Stock and such Parity Securities bear to each other.

                  (C) DIVIDEND LIMITATION ON JUNIOR SECURITIES. So long as any shares of Series C Stock are outstanding, the Corporation shall not declare, pay or set apart for payment, any dividend on any Junior Securities or make any payment on account of, or set apart for payment, money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any Junior

Securities or any warrants, rights, calls or options exercisable or exchangeable for or convertible into any Junior Securities, or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends payable in Junior Securities to the HOLDER OF JUNIOR SECURITIES), UNLESS prior to, or concurrently with, such declaration, payment, setting apart for payment, purchase, redemption (or other retirement) or distribution, as the case may be, all accrued and unpaid dividends on the shares of Series C Stock not paid on the dates provided for in Section 4(a) hereof shall have been paid in full in cash.

                  (D) DIVIDENDS ON FRACTIONAL SHARES. Each fractional share of Series C Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series C Stock pursuant to Section 4(a) hereof, and all such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared), and shall be payable in the same manner and at such times as provided for in Section 4(a) hereof with respect to dividends on each outstanding share of Series C Stock.

                  (E) DIVIDEND RATE ADJUSTMENT. If all of the shares of Series C Stock are not redeemed or converted on or prior to the third anniversary of the Original Issue Date, then from and after the three-year anniversary of the Original Issue Date, the Dividend Rate shall be 20%.

         5.       LIQUIDATION

                  (A) LIQUIDATION PROCEDURE. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series C Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $5,000 per share of Series C Stock, representing the liquidation preference per share of the Series C Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series C Stock) (the "SERIES C STOCK ISSUE PRICE"), plus (ii) all accrued and unpaid dividends on the Series C Stock to such date (together with the Series C Stock issue price, the "LIQUIDATION PAYMENTS"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series C Stock and Parity Securities shall be insufficient to permit payment in full to the holders of shares of Series C Stock and any Parity Securities of the distributions to which they are entitled, then the holders of all such securities shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series C Stock and Parity Securities are entitled were paid in full. A consolidation or merger of the Corporation with or into any other corporation or corporations or other entity (other than a merger in which the Corporation is the survivor and the stockholders of the Corporation prior to such merger own more than a majority of the voting securities of the Corporation following such merger), a transaction or a series of related transactions in which the stockholders of the Corporation transfer a majority of the voting securities of the Corporation to any person or a sale, lease or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the corporation as those terms are used in this Section 5; provided, however, that no such consolidation, merger, transaction or series of related transactions that is approved in accordance with Section 11 hereof shall be deemed to be a liquidation, dissolution or winding up of the Corporation. The Corporation shall provide to holders of shares of Series C Stock thirty (30) days' prior written notice of any such sale, conveyance, exchange, transfer, consolidation or merger.

                  (B) REMAINING ASSETS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of shares of Series C Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Junior Securities in accordance with their respective terms.

                  (C) NOTICE OF LIQUIDATION. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of shares of Series C Stock at his post office addresses as shown by the records of the Corporation.

                  (D) FRACTIONAL SHARES. The Liquidation Payments with respect to each outstanding fractional share of Series C Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series C Stock.

         6. CONVERSION. The holders of shares of Series C Stock shall have the following conversion rights:

                  (A)  CONVERSION.  Subject to the  limitations set forth below, each share of the Series C Stock shall be convertible at any time in whole but not in part, unless previously redeemed, at the option of the holder of record thereof, into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate liquidation preference of the share of Series C Stock being converted by (ii) the Conversion Price (as defined in Section 6(b) below) then in effect upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series C Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify' the Corporation from any losses incurred by it in connection therewith. The conversion rights herein provided shall be apportioned ratably among the holders of the Series C Stock in proportion to the number of shares of Series C Stock owned by such holders.

                  (B) CONVERSION PRICE; CONVERTED SHARES. The initial conversion price of each share of the Series C Stock shall be equal to ninety percent (90%) of the average of the per share Fair Market Value (as defined below) of the Common Stock for the twenty (20) consecutive trading days immediately preceding the date notice of conversion is received by the corporation (the "INITIAL CONVERSION PRICE") (the Initial Conversion Price, as it may be adjusted pursuant to the terms of this Section 6(b) and Section 7, is referred to as the "CONVERSION PRICE"). The Conversion Price also shall be subject to adjustment as provided in Section 7 below. If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series C Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series C Stock which have been converted shall be cancelled and all dividends on converted shares of Series C Stock shall cease to accrue and the certificates representing shares of Series C Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series C Stock are convertible, plus (ii) cash payable for any fractional share, plus (iii) all accrued but unpaid dividends relating to such shares of Series C Stock through the date of conversion. Upon the conversion of shares of Series C Stock as provided in this Section 6, the Corporation shall promptly pay all amounts described in the previous sentence to the holder of the shares of Series C Stock being converted. The Board shall at all times, so long as any shares of Series C Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

                  AS USED HEREIN, "FAIR MARKET VALUE" means, with respect to a share of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price per share as reported on such exchange or Market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation per share for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAO") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ, the average of the last reported bid and asked quotation per share for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any such listing or trading, the Board shall determine in good faith the per share fair value of the Common Stock, which determination shall be set forth in a certificate of the Secretary of the Corporation. If holders representing a majority of the outstanding shares of Series C Stock object to such determination, such holders shall notify the Corporation in writing within twenty (20) days of the delivery of such determination to the holders of the Series C Stock, specifying in reasonable detail their objections or changes within twenty (20) days of the delivery to the Corporation of the foregoing objection notice. If the Corporation and such holders representing a majority of the outstanding shares of the Series C Stock shall fail to reach an agreement with respect to all objections or changes, then the Corporation shall engage an independent investment bank or appraisal firm reasonably acceptable to such holders to deliver an opinion as to the fair value of the Common Stock, which amount shall be determined without taking into account any minority or liquidity discount. A copy of such opinion shall be promptly provided to the holders of the Series C Stock.

                  (C) MECHANICS OF CONVERSION. In the case of a conversion, before any holder of Series C Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series C Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate of certificates for shares of Common Stock are to be issued. the corporation shall, as soon as practicable thereafter and in any case within five
(5) business days of the Corporation's receipt of the notice of conversion, issue and deliver at such office to such holder of Series C Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid; provided that such holder or nominee(s), as the case may be, shall be deemed to be the owner of record of such Common Stock as of the date that written notice is given to the Corporation of such holder's properly completed and executed election to convert and the surrender of the certificates representing the Series C Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent (or an indemnification agreement as set forth in Section 6(c) hereof in case such certificates have been lost, stolen or destroyed). A certificate or certificates will be issued for the remaining shares of Series C Stock in any case in which fewer than all of the shares of Series C Stock represented by a certificate are converted.

                  (D) ISSUE TAXES. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion.

If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series C Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

                  (E) VALID ISSUANCE. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

         7. ADJUSTMENT OF CONVERSION PRICE. The number and kind of securities issuable upon the conversion of the Series C Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

                  (A) REORGANIZATION, RECLASSIFICATION. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in Section 7(b) below, each share of Series C Stock shall, after such reorganization, share exchange or reclassification, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series C Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series C Stock immediately prior to such reorganization, share exchange or reclassification.

                  (B) CONSOLIDATION, MERGER. In the event of a merger or consolidation to which the Corporation is a party, each share of Series C Stock shall, after such merger or consolidation, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series C Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series C Stock immediately prior to such consolidation or merger plus all accrued and unpaid dividends on such shares of Series C Stock through the conversion.

         8.       REDEMPTION

                  (A) REDEMPTION BY THE CORPORATION. The Series C Stock may be redeemed, at the option of the Corporation upon not less than 30 days' prior written notice, in whole or in part, at a price per share equal to one hundred percent (100%) of the Series C Stock Issue Price plus all accrued and unpaid dividends to the date of redemption (the date the Corporation redeems the Series C Stock, whether at the option of the Corporation pursuant to this Section 8(a), at the option of any holder of Series C Stock pursuant to Section 8(b) or upon an initial public offering pursuant to Section 8(c) below, is referred to herein as the "REDEMPTION DATE") provided that the holders of the Series C Stock shall be able to exercise the conversion rights described in Section 6 hereof at any time prior to the Redemption Date.

                  (B) REDEMPTION UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of any Series C Stock Event of Default (as defined in Section 8(e) below), any holder of shares of Series C Stock shall have the right to require (by written notice delivered to the corporation (the "HOLDERS' REDEMPTION DEMAND"), within sixty (60) days after such holder or holders' receipt of the Series C Stock Event of Default Notice (as defined in Section 8(e) below)), the Corporation to redeem no later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand all or any portion of the Series C Stock owned by such holder or holders at a price per share equal to one hundred percent (100%) of the Series C Stock Issue Price, plus all accrued and unpaid dividends on the shares of Series C Stock, to be so redeemed to the Redemption Date. In the event that the Holders' Redemption Demand is made by less than all of the holders of shares of the Series C Stock, the Corporation shall give written notice of such Holders' Redemption Demand to the other holders of shares of Series C Stock, which notice shall (i) state the Redemption Date, which date should be not later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand, and (ii) be given at least ten (10) days prior to such Redemption Date. Upon the giving of such notice, each holder of shares of Series C Stock may demand redemption of all or any portion of such holder's Series C Stock by mailing written notice thereof to the corporation at least five (5) days prior to the Redemption Date. The Corporation will redeem all shares of Series C Stock as to which rights under this subsection have been exercised within thirty (30) days after receipt of the Holders' Redemption Demand.

                  (C) REDEMPTION UPON AN INITIAL PUBLIC OFFERING. Upon the closing of an underwritten public offering of Common Stock by means of a registration statement filed by the Corporation under the Securities Act of 1933, as amended, which offering does not exclusively relate to securities under an employee stock option, bonus or other compensation plan, and yields cash proceeds to the Corporation of not less than $15,000,000 (net of underwriting discounts and other expenses and including proceeds received by the Corporation upon exercise of any over-allotment option by underwriters), the Corporation shall redeem, for cash, all of the then outstanding shares of Series C Stock at a price per share equal to one hundred percent (100%) of the Series C Stock Issue Price plus an amount equal to all unpaid dividends accrued thereon to the Redemption Date. The Corporation shall provide to the holders of shares of Series C Stock prior written notice of any such underwritten public offering thirty (30) days prior to the estimated date such offering will be consummated.

                  (D) REDEMPTION PROCEDURE. On or prior to the Redemption Date, the Corporation shall deposit the Series C Stock Issue Price plus an amount equal to all accrued and unpaid dividends on all outstanding shares of Series C Stock to be so redeemed to the Redemption Date (the "REDEMPTION PRICE") with a bank or trust corporation having aggregate capital and surplus in excess of $500,000,000 as a trust fund for the benefit of the holders of shares of Series C Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series C Stock to be redeemed. If the Corporation makes such deposit in full, from and after the Redemption Date, all rights of the holders of shares of Series C Stock as holders of shares of Series C Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series C Stock being redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not make such deposit in full, all rights of the holders of shares of Series C Stock being redeemed as holders of shares of Series C Stock shall not cease as to any share until payment in full of the Redemption Price for such share being redeemed and until such time such share shall remain outstanding and shall be entitled to all the rights and preferences provided herein. If on the Redemption Date the funds of the Corporation legally available for redemption of shares of Series C Stock and Parity Securities required to be redeemed are insufficient to redeem the total number of shares of Series C Stock and Parity Securities to be redeemed on such date, then the Corporation will use those funds which are legally available therefor to redeem the maximum possible number of shares of Series C Stock and Parity Securities ratably among the holders of such securities to be redeemed based upon their holdings of Series C Stock and Parity Securities, as applicable. Payments shall first be applied against accrued and unpaid dividends, and thereafter against the remainder of the Redemption Price. The shares of Series C Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series C Stock, such funds will immediately be used to redeem the balance of the shares of Series C Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any Junior Securities, unless the Redemption Price of all shares of Series C Stock to be redeemed shall have been paid in full.

         (E) EVENTS OF DEFAULT. A "SERIES C STOCK EVENT OF DEFAULT" shall be deemed to occur if:

                           (i) the Corporation  fails to pay any dividend on the
                  Series C Stock in the amounts contemplated by Section 4 hereof on any Dividend Payment Date, and such failure continues for a period of thirty (30) days after the applicable Dividend Payment Date; or

                           (ii)  the   Corporation   defaults   in  making   any
                  redemption payment that it is obligated to make hereunder; whether or not such payment is legally permissible or conflicts with any other agreement to which the Corporation or any of its subsidiaries is a party or by which any of its or their respective assets are bound; or

                           (iii) the Corporation or any of its subsidiaries which would be a "significant subsidiary" pursuant to ARticle 1-02 of Regulation S-X ("MATERIAL SUBSIDIARY") pursuant to or within the meaning of any law under Title 11 of the U.S. Code or any similar Federal, state or foreign law for the relief of debtors ("BANKRUPTCY LAW"):

                  (A) commences a voluntary case or proceeding with respect to itself,

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                  (C) consents to the appointment of a receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law ("Custodian") of it or for all or any material part of its property,

                  (D) makes a general assignment for the benefit of its creditors,

                  (E) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it,

                  (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally, or

                  (G) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

                           (iv) a  court  of  competent  jurisdiction  enters  a
                  decree, judgment or order under any Bankruptcy Law that:

                  (A) is for relief against the Corporation or any Material Subsidiary of the Corporation in an involuntary case or proceeding,

                  (B) appoints a Custodian of the Corporation or of any Material Subsidiary of the Corporation for all or substantially all of its properties, or

                  (C) orders the winding up or liquidation of the Corporation or of any Material Subsidiary of the Corporation, and in each case the order or decree remains unstayed and in effect for sixty (60) days.

                  If a Series C Stock Event of Default occurs and is continuing, in addition to any other notices required pursuant to this Certificate, the Corporation must, within thirty (30) days after the occurrence of such Series C Stock Event of Default, give to the holders of shares of Series C Stock notice of such Series C Stock Event of Default, including a reasonably detailed description of the events causing such Series C Stock Event of Default, and the actions proposed to be taken by the Corporation in response thereto.

                  (F) FAILURE TO REDEEM. If the Corporation shall fail at any time to discharge its obligation to redeem shares of Series C Stock pursuant to
Section 8(b) or (c) (a "Mandatory Redemption Obligation"), such Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and for so long as any Mandatory Redemption Obligations shall not fully be discharged, the Corporation shall not (i) directly or indirectly, purchase, redeem or discharge any mandatory redemption, sinking fund or other similar obligation in respect of any Parity Securities or any warrants, rights oi options exercisable for or convertible into any Parity Securities (except in connection with a mandatory redemption, sinking fund or other similar obligation to be satisfied pro rata with any Mandatory Redemption Obligation relating to the Series C Stock) or (ii) declare or pay any dividend or make any distribution on, or, directly or indirectly, purchase, redeem or discharge any such mandatory redemption, sinking fund or other similar obligation in respect of any Junior Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities.

         9. APPOINTMENT OF MEMBER OF THE BOARD OF DIRECTORS. Commencing on the Original Issue Date and for so long as any shares of Series C Stock are outstanding. the holders of a majority of the shares of Series C Stock shall have the right to elect, by a majority vote of the holders of the Series C Stock voting separately as a class, one (1) member of the Board.

         10. SHARES TO BE RETIRED. All shares of the Series C Stock redeemed, exchanged or purchased by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock and may thereafter be redesignated and reissued as Preferred Stock other than Series C Stock; provided, however that no such shares may thereafter be issued by the Corporation with rights or privileges ranking on a parity with, or senior to, the Series C Stock without the affirmative vote of the holders of a majority of the shares of the Series C Stock, voting separately as a class.

         11. VOTING RIGHTS; COVENANTS IN CERTAIN CIRCUMSTANCES. The holders of shares of Series C Stock shall not be entitled to any voting rights, except as provided herein or by applicable law. In addition to the other voting rights of the holders of the Series C Stock specified herein, for so long as any shares of Series C Stock are outstanding, the Corporation will not, and it will cause its subsidiaries not to, without the affirmative vote, or the written consent pursuant to Florida General Corporation Law, of the holders of a majority of the outstanding shares of Series C Stock:

                  (a) amend, waive or repeal any provisions of, or add any provision to, (i) this Certificate or (ii) any provision of the Certificate of Incorporation or By-Laws of the Corporation or any other certificate of designation filed with the Secretary of State of Florida by the Corporation in a manner that would adversely effect or impair the rights of the holders of the Series C Stock;

                  (b) merge or consolidate with any other corporation, other than a merger in which the Corporation is the survivor and the stockholders of the Corporation immediately prior thereto continue to represent at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation;

                  (c) sell or dispose of all or substantially all of the Corporation's assets; or

                  (d) incur any indebtedness for borrowed money if as a result of, and immediately after, the incurrence of such indebtedness the ratio of the Corporation's indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained) will exceed 4.0 to 1.0; provided, however, that the Corporation may incur indebtedness for borrowed money in connection with (1) the acquisition of a radiation oncology center or related medical facility if(A) the total purchase price (including all cash and the fair market value of all non-cash assets) paid by the Corporation for such acquisition shall not exceed five times the pro forma EBITDA (as determined by the Corporation in accordance with generally accepted accounting principles consistently applied and maintained) of the center or medical facility to be acquired, and (B) the acquisition will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the acquisition; and (2) the development of a new radiation oncology center or related medical facility (either individually or together with any other person or entity), if the development (A) will not increase the Corporation's ratio of indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained), and (B) will be accretive to the Corporation based upon the pro forina profit and loss statement prepared by the Corporation for the development.

SERIES D PREFERRED STOCK

         1.  DESIGNATION.  The shares of such series of Preferred Stock shall be
designated  "Series  D  Cumulative   Accelerating  Redeemable  Preferred  Stock"
(referred to herein as the "Series D Stock"). --------

         2. AUTHORIZED NUMBER. The authorized number of shares constituting the Series D Stock shall be one thousand (1,000).

         3. RANKING. The Series D Stock shall rank, as to dividends and upon liquidation, dissolution, winding-up or otherwise, senior and prior to the Common Stock and to all other classes or series of stock issued by the Corporation, other than with respect to the Corporation's Series B Cumulative Accelerating Redeemable Preferred Stock (the "SERIES B STOCK"), the Corporation's Series C Cumulative Accelerating Redeemable Preferred Stock (the "SERIES C STOCK"), and the Corporation's Series E Cumulative Accelerating Redeemable Preferred Stock (the "SERIES E STOCK". The Series D Stock will rank, as to upon dividends, liquidation, dissolution, winding-up and otherwise, pari passu with the Series B Stock and Series C Stock. The Series D Stock will rank as to liquidation, dissolution, winding-up and otherwise pari passu with the Series E Stock; provided, however, the Series D Stock will rank senior and prior to the Series E Stock as to any dividends provided for in the Series D Stock. (All equity securities of the Corporation to which the Series D Stock ranks prior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, including the common stock, are collectively referred to herein as "JUNIOR SECURITIES"; all equity securities of the Corporation with which the Series D Stock ranks on a parity (including the Series B Stock and the Series C Stock as to liquidation, dissolution, winding-up or dividends, and as to the Series E stock in liquidation, dissolution or winding-up, but not as to dividends), are collectively referred to herein as "PARITY SECURITIES.") The Corporation shall not have or create any class of stock ranking on parity with, or senior to, the Series D Stock without the affirmative vote of the holders of a majority of the shares of Series D Stock, voting separately as a class.

         4.       DIVIDENDS.

                  (A) DIVIDEND ACCRUAL AND PAYMENT. From and after the date of issuance of the Series D Stock (the "ORIGINAL ISSUE DATE"), compounding cumulative cash dividends shall accrue on the shares of Series D Stock at the initial annual rate (subject to reset in accordance with Section 4(d) hereof) of 12.0% per share (expressed as a percentage of the $2,500 per share liquidation preference set forth in section 5(a) hereof plus, as described below, the amount of arrearages in the payment of dividends (THE "DIVIDEND RATE")). The holders of shares of Series D Stock shall be entitled to receive such dividends when and as declared by the Board, in cash, out of assets legally available for such purpose, monthly in arrears on the fifteenth (15TH) day of each month of each year (each of such dates being a "DIVIDEND PAYMENT DATE"), commencing February 15, 2001. Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board at the time such dividend is declared, provided, however, that such date shall not be more than sixty (60) nor less than ten (10) days prior to the applicable Dividend Payment Date. Dividends on the Series D Stock shall be compounding cumulative so that if, for any dividend accrual period, cash dividends at the rate hereinabove specified are not declared and paid or set aside for payment, the amount of accrued but unpaid dividends shall accumulate and shall be added to the dividends payable for subsequent dividend accrual periods and upon any redemption of shares of Series D Stock and the amount of such arrearages shall, for purposes of calculating the amount of dividends accruing after such arrearage occurs, be added to the amount upon which dividends accrue. If the Original Issue Date is on a date which does not coincide with a Dividend Payment Date, then the initial dividend accrual period applicable to such shares shall be the period from the Original Issue Date to the Dividend Payment Date which next occurs after the
Original Issue Date. If the date fixed for payment of a final liquidating distribution on any shares of Series D Stock, or the date on which any shares of Series D Stock are redeemed, does not coincide with a Dividend Payment Date, then subject to the provisions hereof relating to such payment or redemption, the final dividend accrual period applicable to such shares shall be the month which most recently precedes the date of such payment or redemption through the effective date of such payment or redemption. The rate at which dividends are paid shall be adjusted for any combinations or divisions or similar recapitalizations affecting the shares of Series D Stock. So long as any shares of Series D Stock are outstanding, (i) the amount of all dividends paid with respect to the shares of Series D Stock pursuant to this Section 4(a) shall be paid pro rata to the holders entitled thereto and (ii) holders of shares of Series D Stock shall be entitled to receive the dividends provided for in this
Section 4(a) in preference to and in priority over any dividends upon any Junior Securities.

                  (B) DIVIDEND LIMITATION ON PARITY SECURITIES. No full dividends shall be declared by the Board or paid or set apart for payment by the Corporation on any Parity Securities for any period unless full compounding cumulative dividends have been or contemporaneously are declared and paid or declared and a sum set apart sufficient for such payment on the Series D Stock for all dividend payment periods terminating on or prior to the date of payment of such full dividends on such Parity Securities. If any dividends are not paid in full, as aforesaid, upon the shares of Series D Stock and any Parity Securities, all dividends declared upon shares of Series D Stock and any Parity Securities shall be declared pro rata so that the amount of the dividends declared per share of Series D Stock and such Parity Securities shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the Series D Stock and such Parity Securities bear to each other.

                  (C) DIVIDEND LIMITATION ON JUNIOR SECURITIES. So long as any shares of Series D Stock are outstanding, the Corporation shall not declare, pay or set apart for payment, any dividend on any Junior Securities or make any payment on account of, or set apart for payment, money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any Junior Securities or any warrants, rights, calls or options exercisable or exchangeable for or convertible into any Junior Securities, or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends payable in Junior Securities to the holder of JUNIOR SECURITIES), unless prior to, or concurrently with, such declaration, payment, setting apart for payment, purchase, redemption (or other retirement) or distribution, as the case may be, all accrued and unpaid dividends on the shares of Series D Stock not paid on the dates provided for in Section 4(a) hereof shall have been paid in full in cash.

                  (D) DIVIDENDS ON FRACTIONAL SHARES. Each fractional share of Series D Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series D Stock pursuant to Section 4(a) hereof, and all such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared), and shall be payable in the same manner and at such times as provided for in Section 4(a) hereof with respect to dividends on each outstanding share of Series D Stock.

                  (E) DIVIDEND RATE ADJUSTMENT. If all of the shares of Series D Stock are not redeemed or converted on or prior to the third anniversary of the Original Issue Date, then from and after the three-year anniversary of the Original Issue Date, the Dividend Rate shall be 20%.

         5.       LIQUIDATION.

                  (A) LIQUIDATION PROCEDURE. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series D Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $2,500 per share of Series D Stock, representing the liquidation preference per share of the Series D Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series D Stock) (the "SERIES D STOCK ISSUE PRICE"), plus (ii) all accrued and unpaid dividends on the Series D Stock to such date (together with the Series D Stock issue price, the "LIQUIDATION PAYMENTS"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series D Stock and Parity Securities shall be insufficient to permit payment in full to the holders of shares of Series D Stock and any Parity Securities of the distributions to which they are entitled, then the holders of all such securities shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series D Stock and Parity Securities are entitled were paid in full. A consolidation or merger of the Corporation with or into any other corporation or corporations or other entity (other than a merger in which the Corporation is the survivor and the stockholders of the Corporation prior to such merger own more than a majority of the voting securities of the Corporation following such merger), a transaction or a series of related transactions in which the stockholders of the

Corporation transfer a majority of the voting securities of the Corporation to any person or a sale, lease or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the corporation as those terms are used in this Section 5; provided, however, that no such consolidation, merger, transaction or series of related transactions that is approved by a vote pursuant to Section 11 hereof shall be deemed to be a liquidation, dissolution or winding up of the Corporation. The Corporation shall provide to holders of shares of Series D Stock thirty (30) days' prior written notice of any such sale, conveyance, exchange, transfer, consolidation or merger.

                  (B) REMAINING ASSETS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of shares of Series D Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Junior Securities in accordance with their respective terms.

                  (C) NOTICE OF LIQUIDATION. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of shares of Series D Stock at his post office addresses as shown by the records of the Corporation.

                  (D) FRACTIONAL SHARES. The Liquidation Payments with respect to each outstanding fractional share of Series D Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series D Stock.

         6.       CONVERSION.

                  The holders of shares of Series D Stock shall have the following conversion rights:

                  (A) CONVERSION. Subject to the limitations set forth below, each share of the Series D Stock shall be convertible at any time in whole but not in part, unless previously redeemed, at the option of the holder of record thereof, into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate liquidation preference of the share of Series D Stock being converted by (ii) the Conversion Price (as defined in Section 6(b) below) upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series D Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify' the Corporation from any losses incurred by it in connection therewith. The conversion rights herein provided shall be apportioned ratably among the holders of the Series D Stock in proportion to the number of shares of Series D Stock owned by such holders.

                  (B) CONVERSION PRICE; CONVERTED SHARES. The conversion price of each share of the Series D Stock shall be equal to $1.30 per share (the "INITIAL CONVERSION PRICE") (the Initial Conversion Price, as it may be adjusted pursuant to the terms of this Section 6(b) and Section 7, is referred to as the "CONVERSION PRICE"). If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series D Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series D Stock which have been converted shall be cancelled and all dividends on converted shares of Series D Stock shall cease to accrue and the certificates representing shares of Series D Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series D Stock are convertible, plus (ii) cash payable for any fractional share, plus (iii) all accrued but unpaid dividends relating to such shares of Series D Stock through the date of conversion. Upon the conversion of shares of Series D Stock as provided in this Section 6, the Corporation shall promptly pay all amounts described in the previous sentence to the holder of the shares of Series D Stock being converted. The Board shall at all times, so long as any shares of Series D Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

                  (C) MECHANICS OF CONVERSION. In the case of a conversion, before any holder of Series D Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series D Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate of certificates for shares of Common Stock are to be issued. the corporation shall, as soon as practicable thereafter and in any case within five
(5) business days of the Corporation's receipt of the notice of conversion, issue and deliver at such office to such holder of Series D Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid; provided that such holder or nominee(s), as the case may be, shall be deemed to be the owner of record of such Common Stock as of the date that written notice is given to the Corporation of such holder's properly completed and executed election to convert and the surrender of the certificates representing the Series D Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent (or an indemnification agreement as set forth in Section 6(c) hereof in case such certificates have been lost, stolen or destroyed). A certificate or certificates will be issued for the remaining shares of Series D Stock in any case in which fewer than all of the shares of Series D Stock represented by a certificate are converted.

                  (D) ISSUE TAXES. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series D Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

                  (E) VALID ISSUANCE. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

         7. ADJUSTMENT OF CONVERSION PRICE. The number and kind of securities issuable upon the conversion of the Series D Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

                  (A) REORGANIZATION, RECLASSIFICATION. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in Section 7(b) below, each share of Series D Stock shall, after such reorganization, share exchange or reclassification, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series D Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series D Stock immediately prior to such reorganization, share exchange or reclassification.

                  (B) CONSOLIDATION, MERGER. In the event of a merger or consolidation to which the Corporation is a party, each share of Series D Stock shall, after such merger or consolidation, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series D Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series D Stock immediately prior to such consolidation or merger plus all accrued and unpaid dividends on such shares of Series D Stock through the conversion.

         (C) ANTI-DILUTION. In the event the Corporation issues additional shares of its capital stock, excluding: (i) securities offered to the public pursuant to a Qualified IPO or secondary offering, (ii) shares or options for capital stock issued pursuant to warrants or stock options outstanding at the date of closing on the issue of the Series D Preferred Stock, (iii) shares issued pursuant to any acquisition approved by the Corporation's Board of Directors, (iv) shares issued pursuant to any private investment approved by the Corporation's Board of Directors, (v) shares issued pursuant to employee stock option or executive incentive ownership plans approved by a disinterested majority of the Corporation's Board of Directors and the shares issuable upon exercise of such options at a purchase price less than the applicable conversion price of the Series D Preferred Stock (or any rights or securities exchangeable for or convertible into Common Stock where the Common Stock would be issued at less than such applicable conversion price), the Series D Preferred Stock will be entitled to full ratchet anti-dilution protection.

         (D) PRE-EMPTIVE RIGHTS. In the event the Corporation issues additional shares of its capital stock, excluding: (i) securities offered to the public pursuant to a Qualified IPO, (ii) shares or options for capital stock issued pursuant to warrants or stock options outstanding at the date of closing on the issue of the Series D Preferred Stock, (iii) shares issued to the Corporation's shareholders in connection with any stock split, stock dividend or recapitalization, or shares issued in connection with an acquisition of another company or technology rights, or (iv) shares issued pursuant to employee stock

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

option or executive incentive ownership plans approved by the Corporation's Board of Directors and the shares issuable upon exercise of such options, holder will be entitled to pre-emptive rights to purchase additional shares on the same terms in order to retain pro-rate holder's percentage ownership in the Corporation.

         (E) TAG-ALONG RIGHTS. The holders of shares of Series C Stock shall have tag-along rights in the event of a sale or disposition by any officer of any shares of any class or series of the Company's capital stock excluding certain transfers to family members.

         8.       REDEMPTION

                  (A) REDEMPTION BY THE CORPORATION. The Series D Stock may be redeemed, at the option of the Corporation upon not less than 30 days' prior written notice, in whole or in part, at a price per share equal to one hundred percent (100%) of the Series D Stock Issue Price plus all accrued and unpaid dividends to the date of redemption (the date the Corporation redeems the Series D Stock, whether at the option of the Corporation pursuant to this Section 8(a), at the option of any holder of Series D Stock pursuant to Section 8(b) or upon an initial public offering pursuant to Section 8(c) below, is referred to herein as the "REDEMPTION DATE") provided that the holders of the Series D Stock shall be able to exercise the conversion rights described in Section 6 hereof at any time prior to the Redemption Date.

                  (B) REDEMPTION UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of any Series D Stock Event of Default (as defined in Section 8(e) below), any holder of shares of Series D Stock shall have the right to require (by written notice delivered to the corporation (the "HOLDERS' REDEMPTION DEMAND"), within sixty (60) days after such holder or holders' receipt of the Series D Stock Event of Default Notice (as defined in Section 8(e) below)), the Corporation to redeem no later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand all or any portion of the Series D Stock owned by such holder or holders at a price per share equal to one hundred percent (100%) of the Series D Stock Issue Price, plus all accrued and unpaid dividends on the shares of Series D Stock, to be so redeemed to the Redemption Date. In the event that the Holders' Redemption Demand is made by less than all of the holders of shares of the Series D Stock, the Corporation shall give written notice of such Holders' Redemption Demand to the other holders of shares of Series D Stock, which notice shall (i) state the Redemption Date, which date should be not later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand, and (ii) be given at least ten (10) days prior to such Redemption Date. Upon the giving of such notice, each holder of shares of Series D Stock may demand redemption of all or any portion of such holder's Series D Stock by mailing written notice thereof to the corporation at least five (5) days prior to the Redemption Date. The Corporation will redeem all shares of Series D Stock as to which rights under this subsection have been exercised within thirty (30) days after receipt of the Holders' Redemption Demand.

                  (C) REDEMPTION UPON AN INITIAL PUBLIC OFFERING. Upon the closing of an underwritten public offering of Common Stock by means of a registration statement filed by the Corporation under the Securities Act of 1933, as amended, which offering does not exclusively relate to securities under an employee stock option, bonus or other compensation plan, and yields cash proceeds to the Corporation of not less than $15,000,000 (net of underwriting discounts and other expenses and including proceeds received by the Corporation upon exercise of any over-allotment option by underwriters), the Corporation shall redeem, for cash, all of the then outstanding shares of Series D Stock at a price per share equal to one hundred percent (100%) of the Series D Stock Issue Price plus an amount equal to all unpaid dividends accrued thereon to the Redemption Date. The Corporation shall provide to the holders of shares of Series D Stock prior written notice of any such underwritten public offering thirty (30) days prior to the estimated date such offering will be consummated.

                  (D) REDEMPTION PROCEDURE. On or prior to the Redemption Date, the Corporation shall deposit the Series D Stock Issue Price plus an amount equal to all accrued and unpaid dividends on all outstanding shares of Series D Stock to be so redeemed to the Redemption Date (the "REDEMPTION PRICE") with a bank or trust corporation having aggregate capital and surplus in excess of $500,000,000 as a trust fund for the benefit of the holders of shares of Series D Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series D Stock to be redeemed. If the Corporation makes such deposit in full, from and after the Redemption Date, all rights of the holders of shares of Series D Stock as holders of shares of Series D Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series D Stock being redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not make such deposit in full, all rights of the holders of shares of Series D Stock being redeemed as holders of shares of Series D Stock shall not cease as to any share until payment in full of the Redemption Price for such share being redeemed and until such time such share shall remain outstanding and shall be entitled to all the rights and preferences provided herein. If on the Redemption Date the funds of the Corporation legally available for redemption of shares of Series D Stock and Parity Securities required to be redeemed are insufficient to redeem the total number of shares of Series D Stock and Parity Securities to be redeemed on such date, then the Corporation will use those funds which are legally available therefor to redeem the maximum possible number of shares of Series D Stock and Parity Securities ratably among the holders of such securities to be redeemed based upon their holdings of Series D Stock and Parity Securities, as applicable. Payments shall first be applied against accrued and unpaid dividends, and thereafter against the remainder of the Redemption Price. The shares of Series D Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series D Stock, such funds will immediately be used to redeem the balance of the shares of Series D Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any Junior Securities, unless the Redemption Price of all shares of Series D Stock to be redeemed shall have been paid in full.

                  (E) EVENTS OF DEFAULT. A "SERIES D STOCK EVENT OF DEFAULT" shall be deemed to occur if:

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

                  (i) the Corporation fails to pay any dividend on the Series D Stock in the amounts contemplated by Section 4 hereof on any Dividend Payment Date, and such failure continues for a period of thirty (30) days after the applicable Dividend Payment Date; or

                  (ii) the Corporation defaults in making any redemption payment that it is obligated to make hereunder; whether or not such payment is legally permissible or conflicts with any other agreement to which the Corporation or any of its subsidiaries is a party or by which any of its or their respective assets are bound; or

                  (iii) the Corporation or any of its subsidiaries which would be a "significant subsidiary" pursuant to Article 1-02 of Regulation S-X ("MATERIAL SUBSIDIARY") pursuant to or within the meaning of any law under Title 11 of the U.S. code or any similar Federal, state or foreign law for the relief of debtors ("BANKRUPTCY LAW"):

                  (A) commences a voluntary case or proceeding with respect to itself,

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                  (C) consents to the appointment of a receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law ("Custodian") of it or for all or any material part of its property,

                  (D) makes a general assignment for the benefit of its creditors,

                  (E) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it,

                  (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally, or

                  (G) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

         (iv) a court of competent jurisdiction enters a decree, judgment or order under any Bankruptcy Law that:

                  (A) is for relief against the Corporation or any Material Subsidiary of the Corporation in an involuntary case or proceeding,

                  (B) appoints a Custodian of the Corporation or of any Material Subsidiary of the Corporation for all or substantially all of its properties, or

                  (C) orders the winding up or liquidation of the Corporation or of any Material Subsidiary of the Corporation, and in each case the order or decree remains unstayed and in effect for sixty (60) days, or

         (V) the Converted Shares are not registered and publicly trading on a national exchange within ninety days of closing on the issue of the Series D Preferred Stock.

                  If a Series D Stock Event of Default occurs and is continuing, in addition to any other notices required pursuant to this Certificate, the Corporation must, within thirty (30) days after the occurrence of such Series D Stock Event of Default, give to the holders of shares of Series D Stock notice of such Series D Stock Event of Default, including a reasonably detailed description of the events causing such Series D Stock Event of Default, and the actions proposed to be taken by the Corporation in response thereto.

                  (F) FAILURE TO REDEEM. If the Corporation shall fail at any time to discharge its obligation to redeem shares of Series D Stock pursuant to
Section 8(b) or (c) (a "Mandatory Redemption Obligation"), such Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and for so long as any Mandatory Redemption Obligations shall not fully be discharged, the Corporation shall not (i) directly or indirectly, purchase, redeem or discharge any mandatory redemption, sinking fund or other similar obligation in respect of any Parity Securities or any warrants, rights oi options exercisable for or convertible into any Parity Securities (except in connection with a mandatory redemption, sinking fund or other similar obligation to be satisfied pro rata with any Mandatory Redemption Obligation relating to the Series D Stock) or (ii) declare or pay any dividend or make any distribution on, or, directly or indirectly, purchase, redeem or discharge any such mandatory redemption, sinking fund or other similar obligation in respect of any Junior Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities.

         9. APPOINTMENT OF MEMBERS OF THE BOARD OF DIRECTORS. Commencing on the Original Issue Date and for so long as any shares of Series D Stock are outstanding. the holders of a majority of the shares of Series D Stock shall have the right to elect, by a majority vote of the holders of the Series D Stock voting separately as a class, two (2) members of the Board; provided, however, Shyam Paryani, who is serving on the Board as of the date of issue of the Series D Preferred Stock, shall constitute one of those appointments for as long as he serves on the Board.

         10. SHARES TO BE RETIRED. All shares of the Series D Stock redeemed, exchanged or purchased by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock and may thereafter be redesignated and reissued as Preferred Stock other than Series D Stock; provided, however that no such shares may thereafter be issued by the Corporation with rights or privileges ranking on a parity with, or senior to, the Series D Stock without the affirmative vote of the holders of a majority of the shares of the Series D Stock, voting separately as a class.

         11. VOTING RIGHTS. . The holders of shares of Series D Preferred Stock shall vote as a separate class on all matters adversely affecting the Series D Preferred Stock. The authorization or issuance of additional Common Stock, Series D Preferred Stock or other securities having liquidation, dividend, voting or other rights junior to or on a parity with, the Series D Preferred shall not be deemed to adversely affect the Series D Preferred Stock. Otherwise, the holders of shares of Series D Preferred Stock shall be entitled to full voting rights as if their Series D Preferred Stock had converted at $1.30 per share, including all voting rights possessed by the owners of the Common Stock. In addition to the other voting rights of the holders of the Series D Stock specified herein, for so long as any shares of Series D Stock are outstanding, the Corporation will not, and it will cause its subsidiaries not to, without the affirmative vote, or the written consent pursuant to the Delaware Business Corporation Act, of the holders of a majority of the outstanding shares of Series D Stock:

                  (a) amend, waive or repeal any provisions of, or add any provision to, (i) this Certificate or (ii) any provision of the Certificate of Incorporation or By-Laws of the Corporation or any other certificate of designation filed with the Secretary of State of Colorado by the Corporation in a manner that would adversely effect or impair the rights of the holders of the Series D Stock;

                  (b) merge or consolidate with any other corporation, other than a merger in which the Corporation is the survivor and the stockholders of the Corporation immediately prior thereto continue to represent at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation;

                  (c) sell or dispose of all or substantially all of the Corporation's assets; or

                  (d) incur any indebtedness for borrowed money if as a result of, and immediately after, the incurrence of such indebtedness the ratio of the Corporation's indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained) will exceed 4.0 to 1.0; provided, however, that the Corporation may incur indebtedness for borrowed money in connection with (1) the acquisition of a radiation oncology center or related medical facility if(A) the total purchase price (including all cash and the fair market value of all non-cash assets) paid by the Corporation for such acquisition shall not exceed five times the pro forma EBITDA (as determined by the Corporation in accordance with generally accepted accounting principles consistently applied and maintained) of the center or medical facility to be acquired, and (B) the acquisition will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the acquisition; and (2) the development of a new radiation oncology center or related medical facility (either individually or together with any other person or entity), if the development (A) will not increase the Corporation's ratio of indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained), and (B) will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the development.

         12. REGISTRATION RIGHTS. Within ninety days of issuance of the Series D Preferred Stock, the Corporation will file a Registration Statement to register the Common Stock underlying the Series D Preferred Stock. The holder will be entitled to one demand registration in any twelve month period and unlimited piggyback registrations. The Corporation will bear the cost of all registrations other than underwriting commissions and discounts.

         13. FUTURE PREFERRED STOCK ISSUES. The Corporation may issue one or more additional Series of Preferred Stock without the consent of the holders of Series D Preferred Stock, provided, however, that the rights and preferences of such subsequent series of preferred stock as to liquidation, dividends, voting, redemption, and registration rights shall not be superior (but may be pari passu) to those of the Series D Preferred Stock.

SERIES E PREFERRED STOCK

         1.  DESIGNATION.  The shares of such series of Preferred Stock shall be
designated  "Series  E  Cumulative   Accelerating  Redeemable  Preferred  Stock"
(referred to herein as the "Series E Stock").

         2. AUTHORIZED NUMBER. The authorized number of shares constituting the Series E Stock shall be one thousand (1,000).

          3.  RANKING.  The Series E Stock shall rank,  as to dividends and upon liquidation, dissolution, winding-up or otherwise, senior and prior to the Common Stock and to all other classes or series of stock issued by the corporation other than with respect to the corporation's Series A Preferred Stock (the "SERIES A STOCK"), the corporation's Series B Cumulative Accelerating Redeemable Preferred Stock (the "SERIES B STOCK"), the corporation's Series C Cumulative Accelerating Redeemable Preferred Stock (the "SERIES C STOCK"), and the corporation's Series D Cumulative Accelerating Redeemable Preferred Stock (the "SERIES D STOCK"). The Series E Stock will rank upon liquidation, dissolution, winding-up and otherwise, pari passu with the Series A Stock, the Series B Stock, Series C Stock and the Series D Stock; provided, however, the Series E Stock will rank junior and inferior to any dividends provided for in the Series A Stock, Series B Stock, Series C Stock and Series D Stock. (All equity securities of the Corporation to which the Series E Stock ranks prior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "JUNIOR SECURITIES"; all equity securities of the Corporation with which the Series E Stock ranks on a parity (including the Series A Stock, the Series B Stock, the Series C Stock and the Series D Stock), upon liquidation, dissolution, winding-up or otherwise (except for dividends), are collectively referred to herein as "PARITY SECURITIES.") The Corporation shall not have or create any class of stock ranking on parity with, or senior to, the Series E Stock without the affirmative vote of the holders of a majority of the shares of Series E Stock, voting separately as a class.

         4.       LIQUIDATION.

                  (A) LIQUIDATION PROCEDURE. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series E Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $4,000 per share of Series E Stock, representing the liquidation preference per share of the Series E Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series E Stock) (the "SERIES E STOCK ISSUE PRICE"), plus (ii) all accrued and unpaid dividends on the Series E Stock to such date (together with the Series E Stock issue price, the "LIQUIDATION PAYMENTS"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series E Stock and Parity Securities shall be insufficient to permit payment in full to the holders of shares of Series E Stock and any Parity Securities of the distributions to which they are entitled, then the holders of all such securities shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series E Stock and Parity Securities are entitled were paid in full. A consolidation or merger of the Corporation with or into any other corporation or corporations or other entity (other than a merger in which the Corporation is the survivor and the stockholders of the Corporation prior to such merger own more than a majority of the voting securities of the Corporation following such merger), a transaction or a series of related transactions in which the stockholders of the Corporation transfer a majority of the voting securities of the Corporation to any person or a sale, lease or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the corporation as those terms are used in this Section 4; provided, however, that no such consolidation, merger, transaction or series of related transactions that is approved by a vote pursuant to Section 11 hereof shall be deemed to be a liquidation, dissolution or winding up of the Corporation. The Corporation shall provide to holders of shares of Series E Stock thirty (30) days' prior written notice of any such sale, conveyance, exchange, transfer, consolidation or merger.

                  (B) REMAINING ASSETS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of shares of Series E Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Junior Securities in accordance with their respective terms.

                  (C) NOTICE OF LIQUIDATION. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of shares of Series E Stock at his post office addresses as shown by the records of the Corporation.

                  (D) FRACTIONAL SHARES. The Liquidation Payments with respect to each outstanding fractional share of Series E Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series E Stock.

         5.       CONVERSION.

                  The holders of shares of Series E Stock shall have the following conversion rights:

                  (A) CONVERSION. Subject to the limitations set forth below, each share of the Series E Stock shall be convertible at any time in whole but not in part, unless previously redeemed, at the option of the holder of record thereof, into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate liquidation preference of the share of Series E Stock being converted by (ii) the Conversion Price (as defined in Section 5(b) below) upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series E Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify' the Corporation from any losses incurred by it in connection therewith. The conversion rights herein provided shall be apportioned ratably among the holders of the Series E Stock in proportion to the number of shares of Series E Stock owned by such holders.

                  (B) CONVERSION PRICE; CONVERTED SHARES. During the one year period commencing with closing on the issue of the Series E Stock (the "Initial Conversion Period"), the conversion price of each share of the Series E Stock shall be equal to $1.30 per share (the "INITIAL CONVERSION PRICE") (the Initial Conversion Price, as it may be adjusted pursuant to the terms of this Section 5(b) and Section 6, is referred to as the "CONVERSION PRICE"). After the Initial Conversion Period, if the Series E Stock has not otherwise been converted, the Series E Stock may convert at the option of the Holder at the lower of: (i) the Initial Conversion Price, or (ii) ninety percent (90%) of the average of the per share Fair Market Value (as defined below) of the Common Stock for the twenty
(20) consecutive trading days immediately preceding the date notice of conversion is received by the Corporation. If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series E Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series E Stock which have been converted shall be cancelled and all dividends on converted shares of Series E Stock shall cease to accrue and the certificates representing shares of Series E Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series E Stock are convertible, plus (ii) cash payable for any fractional share, plus (iii) all accrued but unpaid dividends relating to such shares of Series E Stock through the date of conversion. Upon the conversion of shares of Series E Stock as provided in this Section 6, the Corporation shall promptly pay all amounts described in the previous sentence to the holder of the shares of Series E Stock being converted. The Board shall at all times, so long as any shares of Series E Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

                          AS  USED  HEREIN,  "FAIR  MARKET  VALUE"  means,  with
respect to a share of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price per share as reported on such exchange or Market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation per share for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ, the average of the last reported bid and asked quotation per share for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any such listing or trading, the Board shall determine in good faith the per share fair value of the Common Stock, which determination shall be set forth in a certificate of the Secretary of the Corporation. If holders representing a majority of the outstanding shares of Series E Stock object to such determination, such holders shall notify the Corporation in writing within twenty (20) days of the delivery of such determination to the holders of the Series E Stock, specifying in reasonable detail their objections or changes within twenty (20) days of the delivery to the Corporation of the foregoing objection notice. If the Corporation and such holders representing a majority of the outstanding shares of the Series E Stock shall fail to reach an agreement with respect to all objections or changes, then the Corporation shall engage an independent investment bank or appraisal firm reasonably acceptable to such holders to deliver an opinion as to the fair value of the Common Stock, which amount shall be determined without taking into account any minority or liquidity discount. A copy of such opinion shall be promptly provided to the holders of the Series E Stock.

                  (C) MECHANICS OF CONVERSION. In the case of a conversion, before any holder of Series E Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series E Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate of certificates for shares of Common Stock are to be issued. The corporation shall, as soon as practicable thereafter and in any case within two
(2) business days of the Corporation's receipt of the notice of conversion, issue and deliver at such office to such holder of Series E Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid; provided that such holder or nominee(s), as the case may be, shall be deemed to be the owner of record of such Common Stock as of the date that written notice is given to the Corporation of such holder's properly completed and executed election to convert and the surrender of the certificates representing the Series E Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent (or an indemnification agreement as set forth in Section 5(c) hereof in case such certificates have been lost, stolen or destroyed). A certificate or certificates will be issued for the remaining shares of Series E Stock in any case in which fewer than all of the shares of Series E Stock represented by a certificate are converted.

                  (D) ISSUE TAXES. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series E Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

                  (E) VALID ISSUANCE. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

         6. ADJUSTMENT OF CONVERSION PRICE. The number and kind of securities issuable upon the conversion of the Series E Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

                  (A) REORGANIZATION, RECLASSIFICATION. In the event of a reorganization, share exchange, sale, conveyance, or reclassification, in a transaction or series of related transactions, including where there is a shift in more than fifty percent of the voting power of the Corporation ("Change of Control") other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in Section 6(b) below, each share of Series E Stock shall, after such reorganization, share exchange or reclassification, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series E Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series E Stock immediately prior to such reorganization, share exchange or reclassification.

                  (B) CONSOLIDATION, MERGER. In the event of a merger or consolidation to which the Corporation is a party which results in a Change of Control, each share of Series E Stock shall, after such merger or consolidation, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series E Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series E Stock immediately prior to such consolidation or merger plus all accrued and unpaid dividends on such shares of Series E Stock through the conversion.

         (C) ANTI-DILUTION. In the event the Corporation issues additional shares of its capital stock, excluding: (i) securities offered to the public pursuant to a Qualified IPO or secondary offering, (ii) shares or options for capital stock issued pursuant to warrants or stock options outstanding at the date of closing on the issue of the Series E Preferred Stock, (iii) shares issued pursuant to any acquisition approved by the Corporation's Board of Directors, (iv) shares issued pursuant to any private investment approved by the Corporation's Board of Directors, (v) shares issued pursuant to employee stock option or executive incentive ownership plans approved by a disinterested majority of the Corporation's Board of Directors and the shares issuable upon exercise of such options at a purchase price less than the applicable conversion price of the Series E Stock (or any rights or securities exchangeable for or convertible into Common Stock where the Common Stock would be issued at less than such applicable conversion price), the Series E Stock will be entitled to full ratchet anti-dilution protection.

         (D) PRE-EMPTIVE RIGHTS. In the event the Corporation issues additional shares of its capital stock, excluding: (i) securities offered to the public pursuant to a Qualified IPO, (ii) shares or options for capital stock issued pursuant to warrants or stock options outstanding at the date of closing on the issue of the Series E Stock, (iii) shares issued to the Corporation's shareholders in connection with any stock split, stock dividend or recapitalization, or shares issued in connection with an acquisition of another company or technology rights, or (iv) shares issued pursuant to employee stock option or executive incentive ownership plans approved by the Corporation's Board of Directors and the shares issuable upon exercise of such options, holder will be entitled to pre-emptive rights to purchase additional shares on the same terms in order to retain pro-rate holder's percentage ownership in the Corporation.

         (E) TAG-ALONG RIGHTS. The holders of shares of Series E Stock shall have tag-along rights in the event of a sale or disposition by any officer of any shares of any class or series of the Company's capital stock excluding certain transfers to family members.

         7.       REDEMPTION

                  (A) REDEMPTION BY THE CORPORATION. The Series E Stock may be redeemed, at the option of the Corporation upon not less than 30 days' prior written notice, in whole or in part, at a price per share equal to one hundred percent (100%) of the Series E Stock Issue Price plus all accrued and unpaid dividends to the date of redemption (the date the Corporation redeems the Series E Stock, whether at the option of the Corporation pursuant to this Section 7(a), at the option of any holder of Series E Stock pursuant to Section 7(b) or upon an initial public offering pursuant to Section 7(c) below, is referred to herein as the "REDEMPTION DATE") provided that the holders of the Series E Stock shall be able to exercise the conversion rights described in Section 5 hereof at any time prior to the Redemption Date.

                  (B) REDEMPTION UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of any Series E Stock Event of Default (as defined in Section 7(e) below), any holder of shares of Series E Stock shall have the right to require (by written notice delivered to the corporation (the "HOLDERS' REDEMPTION DEMAND"), within sixty (60) days after such holder or holders' receipt of the Series E Stock Event of Default Notice (as defined in Section 7(e) below)), the Corporation to redeem no later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand all or any portion of the Series E Stock owned by such holder or holders at a price per share equal to one hundred percent (100%) of the Series E Stock Issue Price, plus all accrued and unpaid dividends on the shares of Series E Stock, to be so redeemed to the Redemption Date. In the event that the Holders' Redemption Demand is made by less than all of the holders of shares of the Series E Stock, the Corporation shall give written notice of such Holders' Redemption Demand to the other holders of shares of Series E Stock, which notice shall (i) state the Redemption Date, which date should be not later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand, and (ii) be given at least ten (10) days prior to such Redemption Date. Upon the giving of such notice, each holder of shares of Series E Stock may demand redemption of all or any portion of such holder's Series E Stock by mailing written notice thereof to the corporation at least five (5) days prior to the Redemption Date. The Corporation will redeem all shares of Series E Stock as to which rights under this subsection have been exercised within thirty (30) days after receipt of the Holders' Redemption Demand.

                  (C) REDEMPTION UPON AN INITIAL PUBLIC OFFERING. Upon the closing of an underwritten public offering of Common Stock by means of a registration statement filed by the Corporation under the Securities Act of 1933, as amended, which offering does not exclusively relate to securities under an employee stock option, bonus or other compensation plan, and yields cash proceeds to the Corporation of not less than $15,000,000 (net of underwriting discounts and other expenses and including proceeds received by the Corporation upon exercise of any over-allotment option by underwriters), the Corporation shall redeem, for cash, all of the then outstanding shares of Series E Stock at a price per share equal to one hundred percent (100%) of the Series E Stock Issue Price plus an amount equal to all unpaid dividends accrued thereon to the Redemption Date. The Corporation shall provide to the holders of shares of Series E Stock prior written notice of any such underwritten public offering thirty (30) days prior to the estimated date such offering will be consummated.

                  (D) REDEMPTION PROCEDURE. On or prior to the Redemption Date, the Corporation shall deposit the Series E Stock Issue Price plus an amount equal to all accrued and unpaid dividends on all outstanding shares of Series E Stock to be so redeemed to the Redemption Date (the "REDEMPTION PRICE") with a bank or trust corporation having aggregate capital and surplus in excess of $500,000,000 as a trust fund for the benefit of the holders of shares of Series E Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series E Stock to be redeemed. If the Corporation makes such deposit in full, from and after the Redemption Date, all rights of the holders of shares of Series E Stock as holders of shares of Series E Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series E Stock being redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not make such deposit in full, all rights of the holders of shares of Series E Stock being redeemed as holders of shares of Series E Stock shall not cease as to any share until payment in full of the Redemption Price for such share being redeemed and until such time such share shall remain outstanding and shall be entitled to all the rights and preferences provided herein. If on the Redemption Date the funds of the Corporation legally available for redemption of shares of Series E Stock and Parity Securities required to be redeemed are insufficient to redeem the total number of shares of Series E Stock and Parity Securities to be redeemed on such date, then the Corporation will use those funds which are legally available therefor to redeem the maximum possible number of shares of Series E Stock and Parity Securities ratably among the holders of such securities to be redeemed based upon their holdings of Series E Stock and Parity Securities, as applicable. Payments shall first be applied against accrued and unpaid dividends, and thereafter against the remainder of the Redemption Price. The shares of Series E Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series E Stock, such funds will immediately be used to redeem the balance of the shares of Series E Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any Junior Securities, unless the Redemption Price of all shares of Series E Stock to be redeemed shall have been paid in full.

                  (E) EVENTS OF DEFAULT. A "SERIES E STOCK EVENT OF DEFAULT" shall be deemed to occur if:

                  (i) the Corporation defaults in making any redemption payment that it is obligated to make hereunder; whether or not such payment is legally permissible or conflicts with any other agreement to which the Corporation or any of its subsidiaries is a party or by which any of its or their respective assets are bound; or

                  (ii) the Corporation or any of its subsidiaries which would be a "significant subsidiary" pursuant to
                           Article 1-02 of Regulation S-X ("MATERIAL SUBSIDIARY") pursuant to or within the meaning of any law under Title 11 of the U.S. code or any similar Federal, state or foreign law for the relief of debtors ("BANKRUPTCY LAW"):

                  (A) commences a voluntary case or proceeding with respect to itself,

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                  (C) consents to the appointment of a receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law ("Custodian") of it or for all or any material part of its property,

                  (D) makes a general assignment for the benefit of its creditors,

                  (E) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it,

                  (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally, or

                  (G) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

         (iii) a court of competent jurisdiction enters a decree, judgment or order under any Bankruptcy Law that:

                  (A) is for relief against the Corporation or any Material Subsidiary of the Corporation in an involuntary case or proceeding,

                  (B) appoints a Custodian of the Corporation or of any Material Subsidiary of the Corporation for all or substantially all of its properties, or

                  (C) orders the winding up or liquidation of the Corporation or of any Material Subsidiary of the Corporation, and in each case the order or decree remains unstayed and in effect for sixty (60) days, or

         (IV) the Converted Shares are not registered and publicly trading on a national exchange within ninety days of closing on the issue of the Series E Preferred Stock.

If a Series E Stock Event of Default occurs and is continuing, in addition to any other notices required pursuant to this Certificate, the Corporation must, within thirty (30) days after the occurrence of such Series E Stock Event of Default, give to the holders of shares of Series E Stock notice of such Series E Stock Event of Default, including a reasonably detailed description of the events causing such Series E Stock Event of Default, and the actions proposed to be taken by the Corporation in response thereto.

(F) FAILURE TO REDEEM. If the Corporation shall fail at any time to discharge its obligation to redeem shares of Series E Stock pursuant to Section 7(b) or
(c) (a "Mandatory Redemption Obligation"), such Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and for so long as any Mandatory Redemption Obligations shall not fully be discharged, the Corporation shall not (i) directly or indirectly, purchase, redeem or discharge any mandatory redemption, sinking fund or other similar obligation in respect of any Parity Securities or any warrants, rights oi options exercisable for or convertible into any Parity Securities (except in connection with a mandatory redemption, sinking fund or other similar obligation to be satisfied pro rata with any Mandatory Redemption Obligation relating to the Series E Stock) or (ii) declare or pay any dividend or make any distribution on, or, directly or indirectly, purchase, redeem or discharge any such mandatory redemption, sinking fund or other similar obligation in respect of any Junior Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities.

8. APPOINTMENT OF MEMBERS OF THE BOARD OF DIRECTORS. Commencing on the Original Issue Date and for so long as any shares of Series E Stock are outstanding. the holders of a majority of the shares of Series E Stock shall have the right to elect, by a majority vote of the holders of the Series E Stock voting separately as a class, two (2) members of the Board.

9. SHARES TO BE RETIRED. All shares of the Series E Stock redeemed, exchanged or purchased by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock and may thereafter be redesignated and reissued as Preferred Stock other than Series E Stock; provided, however that no such shares may thereafter be issued by the Corporation with rights or privileges ranking on a parity with, or senior to, the Series E Stock without the affirmative vote of the holders of a majority of the shares of the Series E Stock, voting separately as a class.

10. VOTING RIGHTS. The holders of shares of Series E Stock shall vote as a separate class on all matters adversely affecting the Series E Stock. The authorization or issuance of additional Common Stock, Series E Stock or other securities having liquidation, dividend, voting or other rights junior to or on a parity with, the Series E shall not be deemed to adversely affect the Series E Stock. Otherwise, the holders of shares of Series E Stock shall be entitled to full voting rights as if their Series E Stock had converted at $1.30 per share, including all voting rights possessed by the owners of the Common Stock. In addition to the other voting rights of the holders of the Series E Stock specified herein, for so long as any shares of Series E Stock are outstanding, the Corporation will not, and it will cause its subsidiaries not to, without the affirmative vote, or the written consent pursuant to the Florida Business Corporation Act, of the holders of a majority of the outstanding shares of Series E Stock:

(a) amend, waive or repeal any provisions of, or add any provision to, (i) this Certificate or (ii) any provision of the Certificate of Incorporation or By-Laws of the Corporation or any other certificate of designation filed with the Secretary of State of Colorado by the Corporation in a manner that would adversely effect or impair the rights of the holders of the Series E Stock;

(b) merge or consolidate with any other corporation, other than a merger in which the Corporation is the survivor and the stockholders of the Corporation immediately prior thereto continue to represent at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation;

(c) sell or dispose of all or substantially all of the Corporation's assets; or

(d) incur any indebtedness for borrowed money if as a result of, and immediately after, the incurrence of such indebtedness the ratio of the Corporation's indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained) will exceed
4.0 to 1.0; provided, however, that the Corporation may incur indebtedness for borrowed money in connection with (1) the acquisition of a radiation oncology center or related medical facility if(A) the total purchase price (including all cash and the fair market value of all non-cash assets) paid by the Corporation for such acquisition shall not exceed five times the pro forma EBITDA (as determined by the Corporation in accordance with generally accepted accounting principles consistently applied and maintained) of the center or medical facility to be acquired, and (B) the acquisition will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the acquisition; and (2) the development of a new radiation oncology center or related medical facility (either individually or together with any other person or entity), if the development (A) will not increase the Corporation's ratio of indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained), and (B) will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the development.

         11. REGISTRATION RIGHTS. Within ninety days of issuance of the Series E Stock, the Corporation will file a Registration Statement to register the Common Stock underlying the Series E Stock. The holder will be entitled to one demand registration in any twelve month period and unlimited piggyback registrations. The Corporation will bear the cost of all registrations other than underwriting commissions and discounts.

         12. FUTURE PREFERRED STOCK ISSUES. The Corporation may issue one or more additional Series of Preferred Stock without the consent of the holders of Series E Stock, provided, however, that the rights and preferences of such subsequent series of preferred stock as to liquidation, dividends, voting, redemption, and registration rights shall not be superior (but may be pari passu) to those of the Series E Stock.

Except as hereby amended, the Articles of Incorporation of the Corporation remain the same.

         IV. Elimination of Shares: Pursuant to the authorization of the Corporation's Board of Directors on December 12, 1997, the Corporation had designated the terms and conditions of 1,000,000 shares of Series A Preferred Stock, par value $.001 per share. Inasmuch as no shares of the Series A Preferred Stock remain outstanding, the Board of Directors has adopted resolutions pursuant to Section 607.0631 of the Act setting forth the elimination of the Series A Preferred Stock, and in accordance with said resolutions, the Corporation's Articles of Incorporation are hereby amended. The Corporation does hereby eliminate the designations of the Series A Preferred Stock authorized pursuant to such designations.

         V. These Articles of Amendment to Articles of Incorporation of the Corporation shall be effective as of the close of business on January 17, 2001.

IN WITNESS WHEREOF, the undersigned being a director of the Corporation has executed these Articles of Amendment to Articles of Incorporation of WORLDWIDE EQUIPMENT CORP. on January 17, 2001.

                                         WORLDWIDE EQUIPMENT CORP.


                                         By:/s/Mitchell Hymowitz
                                         Mitchell Hymowitz, Director